UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2024

BEACON ROOFING SUPPLY, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50924	36-4173371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
505 Huntmar Park Drive, Suite 300, Herndon, VA 20170
(Address of Principal Executive Offices) (Zip Code)
(571) 323-3939
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.01 par value	BECN	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers
On May 15, 2024, the stockholders of Beacon Roofing Supply, Inc. (the “Company”) approved the Beacon Roofing Supply, Inc. 2024 Stock Plan (the “Plan”). The Board of Directors of the Company approved the Plan on April 1, 2024, subject to approval by the stockholders. The Plan succeeds the Company’s Second Amended and Restated 2014 Stock Plan (the “Prior Plan”) and is the only plan of the Company pursuant to which stock-based awards are currently granted.
The Plan provides for discretionary awards of stock options, stock, stock units and stock appreciation rights (“SARs”) to selected employees and non-employee directors.
The material terms of the Plan are as follows: The Plan is administered by the compensation committee of the Board of Directors (the “Committee”). The number of shares of common stock that may be issued under the Plan is 6,200,000. Stock options and SARs granted under the Plan, or granted under the Prior Plan after March 6, 2024, will reduce the number of available shares by one share for every share subject to the stock option or SAR, and stock awards and stock unit awards granted under the Plan, or granted under the Prior Plan after March 6, 2024, will reduce the number of available shares by 2.25 shares for every one share delivered. If (i) there is a lapse, forfeiture, expiration, termination or cancellation of any award for any reason under the Plan, or under the Prior Plan after March 6, 2024, or (ii) shares subject to a stock award or a stock unit award under the Plan, or under the Prior Plan after March 6, 2024, are delivered or withheld as payment of any withholding taxes, then in each case such shares will again be available for issuance under the Plan, to be added back in the same multiple as described in the preceding sentence. Any shares delivered or withheld as payment for the exercise price of a stock option under the Plan, or the exercise price of a stock option exercised under the Prior Plan after March 6, 2024, or of any withholding taxes with respect to such stock options or SARs, will not be available for issuance pursuant to subsequent awards. Shares issuable under the Plan may be authorized but unissued shares or treasury shares. The Committee can grant awards under the Plan until May 15, 2034. The Committee can provide that any award granted under the Plan will be subject to the attainment of performance goals.
A more detailed summary of the terms of the Plan appears on pages 26 to 32 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 3, 2024 (the “2024 Proxy Statement”).
A copy of the Plan was included as Annex A to the 2024 Proxy Statement and is incorporated by reference as Exhibit 10.1 hereto. The Committee has adopted forms of award agreements under the Plan for non-employee directors and employees which are filed as Exhibits 10.2 to 10.8 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders
(a) 2024 Annual Meeting of Stockholders

On May 15, 2024, the Company held its Annual Meeting of Stockholders, at which the Company’s stockholders considered four (4) proposals, each of which is described in more detail in the 2024 Proxy Statement.

(b) Voting Results

Proposal No. 1 – Stockholders elected ten directors to hold office until the 2025 Annual Meeting of Stockholders or until their successors are elected and qualified. The final votes with respect to each director nominee were:

	For	Withheld	Broker Non-Votes
Stuart A. Randle	53,881,343	792,537	2,788,930
Julian G. Francis	54,404,468	277,710	2,780,632
Major General (Ret.) Barbara G. Fast	53,913,734	768,444	2,780,632
Alan Gershenhorn	53,636,502	1,045,676	2,780,632
Melanie M. Hart	54,336,495	345,683	2,780,632
Racquel H. Mason	53,928,807	753,371	2,780,632
Robert M. McLaughlin	54,319,218	362,960	2,780,632
Earl Newsome, Jr.	53,848,083	834,095	2,780,632

Neil S. Novich	53,384,950	1,278,666	2,799,194
Douglas L. Young	53,623,064	1,059,114	2,780,632

Proposal No. 2 – Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The final votes were:

For	56,425,616
Against	897,276
Abstain	139,918
Broker Non-Votes	—

Proposal No. 3 – Stockholders approved the compensation for the Company’s named executive officers as presented in the 2024 Proxy Statement on a non-binding, advisory basis. The final votes were:

For	48,745,484
Against	5,819,066
Abstain	117,628
Broker Non-Votes	2,780,632

Proposal No. 4 – Stockholders approved the Company's 2024 Stock Plan. The final votes were:

For	49,650,030
Against	4,927,477
Abstain	104,671
Broker Non-Votes	2,780,632
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: May 15, 2024	By:	/s/ PRITHVI S. GANDHI
Prithvi S. Gandhi
Executive Vice President and Chief Financial Officer

Item 9.01    Financial Statements and Exhibits
(d)Exhibits

Exhibit Index
Exhibit Number	Description
10.1	Beacon Roofing Supply, Inc. 2024 Stock Plan (incorporated by reference to Annex A to the Registrant’s Definitive Proxy Statement on Schedule 14A filed on April 3, 2024).
10.2	Form of Beacon Roofing Supply, Inc. 2024 Stock Plan Restricted Stock Unit Award Agreement for Non-Employee Directors (Settlement at Retirement).
10.3	Form of Beacon Roofing Supply, Inc. 2024 Stock Plan Restricted Stock Unit Award Agreement for Non-Employee Directors (Settlement at Vest).
10.4	Form of Beacon Roofing Supply, Inc. 2024 Stock Plan Restricted Stock Unit Award Agreement (Performance-based Vesting).
10.5	Form of Beacon Roofing Supply, Inc. 2024 Stock Plan Restricted Stock Unit Award Agreement (Performance-based Vesting, Optional Deferred Settlement).
10.6	Form of Beacon Roofing Supply, Inc. 2024 Stock Plan Restricted Stock Unit Award Agreement (Time-based Vesting).
10.7	Form of Beacon Roofing Supply, Inc. 2024 Stock Plan Restricted Stock Unit Award Agreement (Time-based Vesting, Optional Deferred Settlement).
10.8	Form of Beacon Roofing Supply, Inc. 2024 Stock Plan Stock Option Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).